UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

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                               Unocal Corporation
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

INTERNAL BULLETIN

To:  Unocal Employees

From:  Chuck Williamson

MARK NELSON (CVX) AND JOHN WILKIRSON TO LEAD INTEGRATION TEAM

The combination of Unocal with ChevronTexaco creates exciting opportunities for future growth. Our assets are an excellent fit with ChevronTexaco's existing asset base and long-term strategies. Once the transaction is complete, ChevronTexaco will be an even stronger global competitor - with a leading natural gas position in Southeast Asia, an enhanced position in the deepwater Gulf of Mexico, and additional Caspian assets. In our discussions with ChevronTexaco's senior executives, they have also expressed deep respect for the quality and experience of Unocal's employee team.

While this announcement creates a lot of excitement, I know it also raises questions about how we will integrate the two companies and how this will affect you, your work and the operations of the combined enterprise. Smooth integration will take strong planning, collaboration and oversight.

David O'Reilly, Chairman and CEO of ChevronTexaco, and I have asked MARK NELSON (currently President, Global Lubricants, ChevronTexaco) and JOHN WILKIRSON (currently Vice President, Corporate Planning and Economics, Unocal) to lead the integration efforts. PAT BLOUGH (currently General Manager, Business Development and Planning, North America Exploration and Production Company, ChevronTexaco) will head the Integration Management Office.

The first priorities for the integration leaders will be to outline the scope of the integration effort, establish a clear team structure, determine the skills and representation needed for the integration teams, and establish various legal, communications and other needed protocols. The teams will be responsible for developing and coordinating the integration plans that will be implemented over time.

We still have several months ahead of us to conduct business as individual companies. Until we secure regulatory and stockholder approval, we must continue to operate as competitors. For that reason, our contact with each other should be restricted to only those interactions that are a normal and usual part of our jobs. Until we are legally one company, the exchange of information must be carefully managed by, through and with the guidance of the Integration Team. Once we receive final regulatory and stockholder approval, we expect the integration of the companies to proceed rapidly.

Our work to realize the full potential of combining ChevronTexaco and Unocal has just begun. We will manage the integration being mindful of those involved throughout the entire process. We know how important it is to communicate our progress to you, and you can expect frequent communications from the Integration Team.

During this time, our most important task is to continue running our business in a safe and prudent manner. With the distractions that events like this often create, I ask you to be extra diligent in your focus on safety, not just at work, but also at home and on the road.

NEWSLINE, PRODUCED FOR EMPLOYEES BY PR & COMMUNICATIONS, IS ARCHIVED AT HTTP://MY.UNOCAL.COM


CAUTIONARY STATEMENTS RELEVANT TO FORWARD-LOOKING INFORMATION
 FOR THE PURPOSE OF "SAFE HARBOR" PROVISIONS OF THE
 PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Except for the historical and factual information contained herein, the matters set forth herein, including statements as to the expected benefits of the acquisition such as opportunities for future growth of the combined company, and other statements identified by words such as "estimates, "expects," "projects," "plans," and similar expressions are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from expectations. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this newsline. Unless legally required, Unocal undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

ADDITIONAL INFORMATION FOR INVESTORS

Unocal will file a proxy statement and other relevant documents concerning the proposed merger transaction with ChevronTexaco with the Securities and Exchange Commission (SEC). INVESTORS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain the documents free of charge at the website maintained by the SEC at www.sec.gov. In addition, you may obtain documents filed with the SEC by Unocal free of charge by contacting Unocal Stockholder Services at (800) 252-2233, 2141 Rosecrans Avenue, Suite 4000, El Segundo, CA 90245, e-mail: stockholder_services@unocal.com.

Unocal, and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from Unocal's stockholders in connection with the merger. Information about the directors and executive officers of Unocal and their ownership of Unocal stock will be set forth in the proxy statement for Unocal's 2005 Annual Meeting of Stockholders. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement for the merger when it becomes available.

Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions.